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                                                                    EXHIBIT 10.2



                          LOAN AND SECURITY AGREEMENT



        This LOAN AND SECURITY AGREEMENT, is entered into as of April 30, 2002 by and between Nutraceutix, Inc., a Delaware Corporation ("Borrower"), with its principal place of business at 8340 154th Avenue N. E. Redmond, WA 98052-3864 and ACCESS BUSINESS FINANCE L.L.C ("Lender"), with its principal place of business at 14205 S.E. 36th Street, Suite 350, Bellevue, Washington 98006.


                                    RECITALS


        A. Borrower has requested that Lender provide financial accommodations to Borrower as more fully set forth herein and in the Loan Documents.

        B. Borrower has requested that Guarantor(s) guaranty the Obligations.

        C. This Agreement is entered into and will be performed in the State of Washington.

        NOW, THEREFORE, in consideration of the premises, and intending to be legally bound hereby, the Parties hereby agree as follows:


                                    AGREEMENT


1. CERTAIN DEFINITIONS AND INDEX TO DEFINITIONS.

               1.1 ACCOUNTING TERMS. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP consistently applied.

               1.2 DEFINITIONS. All other terms contained in this Agreement which are not specifically defined herein shall have the meanings provided in the UCC to the extent the same are used herein. All references herein to the singular or plural shall also mean the plural or the singular, respectively. As used herein, the following terms shall have the following meanings:

                      "ACCOUNT DEBTOR" - the obligor on an Account.

                      "ACCOUNTING PERIOD" - see Section 7.1.2 hereof.

                      "ACCOUNTS" - all currently existing and hereafter arising accounts, contract rights, and all other forms of obligations owing to Borrower arising out of the sale or lease of goods or the rendition of services by Borrower, irrespective of whether earned by performance, and any and all credit insurance, guaranties, or security therefor.

                      "ADVANCES" - see Section 2.1.1 hereof.

                      "AGREEMENT" - this Loan and Security Agreement, together with all exhibits and schedules hereto, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                      "ALLOWABLE AMOUNT" - the lesser of the Borrowing Base and the Maximum Amount.

                      "ANNIVERSARY DATE" - the date which is one (1) year from the date of the first Credit Accommodation hereunder.

                      "AUDIT FEE" -- The current hourly rate per examiner, plus travel expenses.

                      "AVAILABILITY RESERVES" - as of any date of determination, such amounts as Lender may from time to time establish and revise in good faith reducing the amount of Advances which would otherwise be available to Borrower hereunder:

                             (a) to reflect events, conditions, contingencies or
risks which, as determined by Lender in good faith, do or may affect either (i) the Collateral or any other property which is security for the Obligations or its value, (ii) the assets, business or prospects of Borrower or any Obligor, or
(iii) the security interest and other rights of Lender in the Collateral (including the enforceability, perfection and priority thereof);

                             (b) to reflect Lender's good faith belief that any
collateral report or financial information furnished by or on behalf of Borrower or any Obligor to Lender is or may have been incomplete, inaccurate or misleading in any material respect; or



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                             (c) in respect of any state of facts which Lender
determined in good faith constitutes an Event of Default or may, with notice or passage of time or both, constitute an Event of Default.

                      "AVERAGE UNUSED PORTION OF MAXIMUM AMOUNT" - the Maximum Amount less the average Obligations that were outstanding during the immediately preceding month.

                      "BALANCE SUBJECT TO INTEREST" - the unpaid balance of (a) Advances, (b) payments by Lender on account of Letters of Credit, and (c) other payments made by Lender arising hereunder for which Borrower is liable to Lender.

                      "BORROWER" - see Preamble hereof.

                      "BORROWER'S ACCOUNT" - any demand deposit account maintained by Borrower, or represented by an employee of Borrower to be maintained by Borrower, wherever located.

                      "BORROWER'S BOOKS" - all of Borrower's books and records including ledgers, records indicating, summarizing, or evidencing Borrower's properties or assets or liabilities, all information relating to Borrower's business operations or financial condition, and all computer programs, disc or tape files, printouts, runs, or other computer prepared information, and the equipment containing such information.

                      "BORROWER'S FEDERAL EMPLOYER IDENTIFICATION NUMBER - 91-1689591.

                      "BORROWING BASE" - the sum of:

                             (a) Ninety (90%) percent of the Net Face Amount of
Borrower's Eligible Accounts; plus

                             (b) the lesser of (1) N/A percent of the Value of
Eligible Inventory,(2) $N/A or N/A percent of Eligible Accounts.

                      "BORROWING BASE CERTIFICATE" - a request for an Advance, in the form annexed hereto as Exhibit A.

                      "BUSINESS DAY" - any day which is not a Saturday, Sunday, or other day on which national banks are authorized or required to be closed.

                      "CLEARANCE DAYS" - Three (3) Business Days.

                      "CLEARANCE DAY PAYMENTS" - payments received by Lender, in whatever form and from whatever source, except wire transfers, in reduction of the Obligations.

                      "CLOSING DATE" - the date on which this Agreement is accepted by Lender.

                      "COLLATERAL" - all of the following present and future assets of Borrower, together with all collateral now or hereafter described in any form UCC-1 filed against Borrower naming Lender as the secured party:

                             (a) All Accounts, interests in goods represented by
accounts, returned, reclaimed or repossessed goods with respect thereto and rights as an unpaid vendor; contract rights; chattel paper; general intangibles (including, but not limited to, tax and duty refunds, registered and unregistered patents, trademarks, service marks, copyrights, trade names and applications for the foregoing, trade secrets, goodwill, processes, drawings, blueprints, customer lists, licenses, whether as licensor or licensee, chooses in action and other claims, and existing and future leasehold interests in equipment, and fixtures); documents; instruments; letters of credit; deposit accounts;

                             (b) All goods, including, but not limited to:

                                    i) All Inventory;

                                    ii) All Equipment;

                                    iii) All consumer goods, farm products,
crops growing or to be grown, timber to be cut,, minerals or the like (including, but not limited to, oil and gas), wherever located and of whatever kind, nature or description;

                             (c) All real or other personal property in or upon
which Lender has or may hereafter have a security interest, lien or right of setoff;

                             (d) All Borrower's Books;

                             (e) Any claim of Borrower on any policy of
insurance, including claims for premium refund under any workmen's compensation policy, or claims under any business interruption or similar coverage;

                             (f) All investment property; and

                             (g) All products and proceeds of the foregoing, in
whatever form and wherever located, including, but not limited to, all insurance proceeds, all claims against third parties for loss or destruction of or damage to any of the foregoing, and all income from the lease or rental of any of the foregoing.

                      "COLLATERAL MANAGEMENT FEE" - waived.

                      "CREDIT ACCOMMODATION" - any Advance or other extension of credit by Lender to or on behalf of Borrower hereunder or under any Evidence of Special Credit Accommodation.

                      "DEFAULT RATE" - Fifteen (15%) percent per annum in excess of the Interest Rate. To the extent the Default Rate is calculated with reference to the Prime Rate, any change in the Default Rate shall be effective as of the date of any change in the Prime Rate.

                      "DELINQUENT ACCOUNTS" - Accounts which remain uncollected for more than Ninety (90) days from invoice date.

                      "EARLY TERMINATION PREMIUM" - the greater of:

                             (a) the total interest for the immediately
preceding three (3) months; or



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                             (b) $12,000.00.

                      "ELIGIBLE ACCOUNT" - an Account, excluding the following:

                             (a) Delinquent Accounts;

                             (b) Finance charges assessed by Borrower against
past due Account Debtors.

                             (c) Accounts due from an Account Debtor that has
suffered a business failure or the termination of its existence, or as to which a dissolution, insolvency or bankruptcy proceeding has been commenced, any assignment for the benefit of creditors has been made, or a trustee, receiver or conservator has been appointed for all or any part of the assets of such Account Debtor;

                             (d) Accounts due from an Account Debtor affiliated
with Borrower in any manner, including, without limitation, as stockholder, owner, officer, director, agent or employee;

                             (e) Accounts with respect to which payment is or
may be conditional;

                             (f) Accounts with respect to which the Account
Debtor is not a resident or citizen of, located in, or subject to service of process in, the United States, and which are not either (i) covered by credit insurance in form and amount, and by an insurer, satisfactory to Lender, or (ii) supported by one or more letters of credit that are assignable by their terms and have been delivered to Lender in an amount, of a tenor, and issued by a financial institution, acceptable to Lender;

                             (g) Accounts due from an Account Debtor who is any
national, federal or state government, including, without limitation, any instrumentality, division, agency, body or department thereof, except where such account debtor has agreed to make payment directly to Lender;

                             (h) Accounts commonly known as "bill and hold" or a
similar arrangement;

                             (i) Accounts due from an Account Debtor as to which
Ten (10%) percent or more of the aggregate dollar amount of all outstanding Accounts owing from such Account Debtor are Delinquent Accounts;

                             (j) That portion of Accounts due from an Account
Debtor which is in excess of Ten (10%) percent of Borrower's aggregate dollar amount of all outstanding Accounts;

                             (k) Accounts as to which Borrower is or may become
liable to the Account Debtor for any reason (including contras and advance deposits from customers);

                             (l) Accounts which are not free of all liens,
encumbrances, charges, rights and interest of any kind, except in favor of Lender;

                             (m) Accounts which are supported or represented by
a promissory note, post-dated check or letter of credit unless such instrument is actually delivered to Lender;

                             (n) Accounts with respect to which the Account
Debtor is located in New Jersey, Minnesota, or any other state denying creditors access to its courts in the absence of a Notice of Business Activities Report or other similar filing, unless Borrower has either qualified as a foreign corporation authorized to transact business in such state or has filed a Notice of Business Activities Report or similar filing with the applicable state agency for the then current year;

                             (o) Accounts that are payable in other than United
States Dollars;

                             (p) Accounts that represent progress payments or
other advance billings that are due prior to the completion of performance by Borrower of the subject contract for goods or services.

                             (q) Accounts which are unsuitable as collateral, as
determined by Lender in the exercise of its reasonable sole discretion.

                      "ELIGIBLE INVENTORY" - Inventory of Borrower which is held for sale or lease in the ordinary course of Borrower's business which is:

                             (a) ______________________________ (describe
specific type of eligible inventory);

                             (b) Inventory in which Lender has a first priority
perfected security interest;

                             (c) not subject to a security interest, lien or
other encumbrance in favor of any other Person;

                             (d) of good and merchantable quality free from
defects;

                             (e) owned and in the lawful possession of Borrower;

                             (f) not owned by Borrower for more than N/A days;
and

                             (g) otherwise acceptable to Lender in its
reasonable sole discretion.

                      "EQUIPMENT" - all of Borrower's present and hereafter acquired machinery, machine tools, motors, equipment, furniture, furnishings, fixtures, vehicles (including motor vehicles and trailers), tools, parts, dies, jigs, goods (other than consumer goods, farm products, or Inventory), wherever located, and any interest of Borrower in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located.

                      "EVENTS OF DEFAULT" - see Section 9 hereof.

                      "EVIDENCE OF SPECIAL CREDIT ACCOMMODATION" - see Section
2.2 hereof.

                      "GAAP" - means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and pronouncements of the Financial Accounting Standards Board (or any successor authority) that are applicable as of the date of determination.



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                      "GUARANTOR(s)" - all entities now or hereafter
guaranteeing the Obligations.

                      "GUARANTY" - a continuing guaranty in form and substance acceptable to Lender by which a Guarantor guarantees the Obligations.

                      "INTEREST RATE" - 8 percent per annum in excess of the Prime Rate; To the extent the Interest Rate is calculated with reference to the Prime Rate, any change in the Interest Rate shall be effective as of the date of any change in the Prime Rate.

                      "INVENTORY" - all present and future inventory in which Borrower has any interest, including goods held for sale or lease or to be furnished under a contract of service and all of Borrower's present and future raw materials, work in process, finished goods, packing and shipping materials, wherever located, and any documents of title representing any of the above.

                      "KEY EMPLOYEES" - David T. Howard and Steven H. Moger.

                      "LENDING OFFICE" - Lender's office described in the Section below entitled "Notices".

                      "LOAN DOCUMENTS" - this Agreement, together with any documents, instruments and agreements, executed or delivered in connection herewith, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                      "LOAN FEE" - $11,000.00.

                      "MAXIMUM AMOUNT" - $1,100,000.00.

                      "MINIMUM MONTHLY CHARGE" - $4,000.00.

                      "MISDIRECTED PAYMENT FEE" - 15% of the amount of any payment on an Account where said payment has been received by Borrower and not delivered in kind by Borrower to Lender within three (3) Business Days of receipt thereof.

                      "MONETARY COLLATERAL" - cash, checks or other proceeds of Collateral in tangible form.

                      "NEGOTIABLE COLLATERAL" - all of Borrower's present and future letters of credit, notes, drafts, instruments, certificated and uncertificated securities (including the shares of stock of subsidiaries of Borrower), documents, personal property leases (wherein Borrower is the lessor), chattel paper, and Borrower's Books relating to any of the foregoing.

                      "NET FACE AMOUNT" - with respect to an Account, the gross face amount of such Account less all trade discounts or other deductions to which the Account Debtor is entitled.

                      "OBLIGATED PARTY" - see Section 5.3.1 hereof.

                      "OBLIGATIONS" - all present and future obligations owing by Borrower to Lender whether or not for the payment of money, whether or not evidenced by any note or other instrument, whether direct or indirect, absolute or contingent, due or to become due, joint or several, primary or secondary, liquidated or unliquidated, secured or unsecured, original or renewed or extended, whether arising before, during or after the commencement of any case with respect to Borrower under the United States Bankruptcy Code or any similar statute, including, but not limited to any obligations arising pursuant to letters of credit or acceptance transactions or any other financial accommodations; and all principal, interest, fees, charges, expenses, attorneys' fees and accountants' fees chargeable to Borrower or incurred by Lender in connection with this Agreement and/or the transaction(s) related thereto.

                      "OBLIGORS" - Borrower and all Guarantors.

                      "PERMITTED LIENS" -

                             (a) liens and security interests held by Lender;

                             (b) liens and security interests set forth on
Exhibit B hereto;

                             (c) mechanics', materialmen's, warehousemen's, or
similar liens.

                      "PRIME RATE" - the Prime Rate as reflected in The Wall Street Journal (Western Edition). If such rate is shown as a range, then the Prime Rate shall be the highest value in such range.

                      "REQUIRED MINIMUM PERIOD" --one year from the date of this Agreement.

                      "SPECIAL CREDIT ACCOMMODATION" - see Section 2.2 hereof.

                      "SPECIAL CREDIT ACCOMMODATION FEE" - Two (2%) percent of the original amount of any Special Credit Accommodation.

                      "STANDARD FEE SCHEDULE" - the schedule of Lender's standard fees for services.

                      "SUBORDINATING CREDITOR" - N/A

                      "SUBORDINATION AGREEMENT" - a subordination agreement in form and substance acceptable to Lender whereby a subordinating creditor subordinates in favor of Lender obligations owed to it by Borrower.

                      "UNUSED LINE FEE" - waived.

                      "UCC" - means the Uniform Commercial Code as in effect on the date hereof in the State of Washington as amended from time to time, and any successor statute.

                      "VALUE OF ELIGIBLE INVENTORY" - shall mean, as determined by Lender in good faith, the lower of (a) cost, computed on a first-in-first-out basis in accordance with GAAP, or (b) market value.



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2. CREDIT FACILITIES.

        2.1 ADVANCES Subject to the terms and conditions of this Agreement, from the date on which this Agreement becomes effective:

               2.1.1 Lender, shall, from time to time, at the request of Borrower, make advances ("Advances") to Borrower, less any Availability Reserves, so long as, before and after such Advance, the Obligations do not exceed the Allowable Amount.

               2.1.2 Lender may, in its discretion, from time to time, upon not less than five (5) days prior notice to Borrower, reduce the Borrowing Base to the extent that Lender determines in good faith that:

                      2.1.2.1 the dilution with respect to the Accounts for any period (based on the ratio of (a) the aggregate amount of reductions in Accounts other than as a result of payments in cash to (b) the aggregate amount of total sales) has increased in any material respect or may be reasonably anticipated to increase in any material respect above historical levels;

                      2.1.2.2 the general creditworthiness of Account Debtors has declined; or

                      2.1.2.3 the number of days of the turnover of the Inventory for any period has changed in any material respect, or (a) the liquidation value of the Eligible Inventory, or any category thereof, has decreased, or (b) the nature and quality of the Inventory has deteriorated.

                      2.1.2.4 In determining whether to reduce the Borrowing Base, Lender may consider events, conditions, contingencies or risks which are also considered in determining Eligible Accounts, Eligible Inventory or in establishing Availability Reserves.

        2.2 SPECIAL CREDIT ACCOMMODATIONS. Lender may, in its sole and absolute discretion, from time to time, extend Credit Accommodations to Borrower in excess of the Allowable Amount (any Credit Accommodation extended to Borrower pursuant to this Section being a "Special Credit Accommodation"). Each Special Credit Accommodation shall be evidenced by a writing in form and substance satisfactory to Lender in its sole discretion (any such writing, an "Evidence of Special Credit Accommodation"). Notwithstanding the terms and provisions of any Evidence of Special Credit Accommodation, each Special Credit Accommodation shall be payable on demand.

        2.3 GENERAL PROVISIONS.

               2.3.1 BORROWING BASE CERTIFICATE. Each request from Borrower for a Credit Accommodation shall be accompanied by a Borrowing Base Certificate, completed and signed by Borrower.

               2.3.2 CREDITING BORROWER'S ACCOUNT. All Credit Accommodations by Lender may be made by deposits or transfers to any demand deposit account of Borrower.

               2.3.3 AUTHORIZATION FOR CREDIT ACCOMMODATIONS. Subject to the terms and conditions of this Agreement, Lender is authorized to make Credit
Accommodations:

                      2.3.3.1 upon telephonic, facsimile or other instructions received from anyone purporting to be an officer, employee or representative of Borrower; or

                      2.3.3.2 at the sole discretion of Lender, and notwithstanding any other provision in this Agreement, if necessary to meet any Obligations, including but not limited to any interest not paid when due.

        2.4 CONDITIONS OF LENDER'S OBLIGATIONS. All conditions of Lender's obligation to make Advances are imposed solely and exclusively for the benefit of Lender and may be freely waived or modified in whole or in part by Lender at any time.

        2.5 LIMITATIONS ON CREDIT ACCOMMODATIONS. Notwithstanding anything to the contrary contained herein, Lender shall not be obligated to make a Credit Accommodation if, before or as a result thereof, the Obligations shall exceed either the Borrowing Base or the Maximum Amount.

3. PAYMENTS BY BORROWER.

        3.1 IN GENERAL.

               3.1.1 PLACE OF PAYMENTS. All payments hereunder shall be made by Borrower to Lender at the Lending Office, or at such other place as Lender may designate in writing.

               3.1.2 CREDITING OF PAYMENTS.

                      3.1.2.1 GENERALLY. No payments received by Lender purportedly in satisfaction of any of the Obligations shall constitute payment thereof unless and until final payment thereof.

                      3.1.2.2 PREPAYMENTS; APPLICATION OF PAYMENTS. Borrower shall have the right to make payments at any time in reduction of the Obligations, in whole or in part, provided, however, that Lender may apply any payments received to the Obligations, or portion thereof, in any manner and in any order as Lender may determine in its sole discretion, notwithstanding contrary instructions received.



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

                      3.1.2.3 ACH DEBITS. In order to satisfy any of the Obligations, Lender is hereby authorized by Borrower to initiate electronic debit or credit entries through the ACH system to Borrower's Account or any other deposit account maintained by Borrower wherever located. Borrower may only terminate this authorization by giving Lender thirty (30) days prior written notice of termination.

        3.2 INTEREST AND FEES.

               3.2.1 INTEREST.

                      3.2.1.1 BASIC INTEREST. Subject to Section 3.2.1.2 hereof, interest on the Balance Subject to Interest shall be payable monthly, in arrears, shall be computed at the Interest Rate, and shall be due on the first
(1st) day of each month following the accrual thereof. Lender is authorized to debit Borrower's loan account on the first business day of each month for interest accrued hereunder on the Balance Subject to Interest during the preceding month at the Interest Rate.

                      3.2.1.2 DEFAULT INTEREST. Immediately upon the occurrence of an Event of Default, unless waived by Lender, Borrower shall pay to Lender, monthly until the first (1st) Anniversary Date on which all Obligations have been fully paid, the greater of:

                             3.2.1.2.1 interest, before, as well as after
judgment, at the Default Rate; or

                             3.2.1.2.2 the greater of:

                                    3.2.1.2.2.1 the monthly average of all
interest and fees paid by Borrower to Lender hereunder for the preceding one-hundred eighty (180) days (or portion thereof if Obligations have not been outstanding for at least one-hundred eighty (180) days); or

                                    3.2.1.2.2.2 the Minimum Monthly Charge.

               3.2.1.3 Lender's failure to assess interest at the Default Rate as provided hereunder shall not be deemed a waiver by Lender to charge such Default Rate. Lender reserves the right, and Borrower hereby acknowledges that Lender may, recalculate interest at the Default Rate.

               3.2.1.4 CALCULATION OF INTEREST. All interest charged hereunder shall be computed on the basis of a three-hundred sixty (360) day year for the actual number of days elapsed. Notwithstanding anything to the contrary contained herein, any interest rate calculated hereunder shall be rounded up to the closest one-quarter of one (1/4 of 1%) percent, with no adjustments made for rate changes of less than one-quarter of one (1/4 of 1%) percent.

               3.2.1.5 APPLICATION OF COLLECTIONS. Lender shall, for the purpose of the computation of interest due hereunder, add the Clearance Days to any Clearance Day Payments, which is acknowledged by the parties to constitute an integral aspect of the pricing of Lender's facility to Borrower, and shall apply irrespective of the characterization of whether receipts are owned by Borrower or Lender. Should any check or item of payment not be honored when presented for payment, then Borrower shall be deemed not to have made such payment, and interest shall be recalculated accordingly.

        3.2.2 FEES.

                      3.2.2.1 LOAN FEE. Borrower shall pay the Loan Fee to Lender immediately upon the execution of this Agreement, and upon each renewal or extension of this Agreement by Lender whether such renewal or extension is for one (1) year or for less than one year. Any portion not paid when due shall accrue interest at the applicable interest rate set forth herein.

                      3.2.2.2 COLLATERAL MANAGEMENT FEE. Borrower shall pay the Collateral Management Fee to Lender monthly, in arrears, on the first (1st) day of each month following the accrual thereof.

                      3.2.2.3 UNUSED LINE FEE. Borrower shall pay the Unused Line Fee to Lender on the first (1st) day of each month during the term of this Agreement.

                      3.2.2.4 SPECIAL CREDIT ACCOMMODATION FEE. Borrower shall pay a Special Credit Accommodation Fee to Lender simultaneously with the making by Lender of a Special Credit Accommodation.

                      3.2.2.5 MINIMUM MONTHLY CHARGE. For any full month in which the sum of interest and the Collateral Management Fee earned by Lender is less than the Minimum Monthly Charge, Lender shall debit the difference to the Obligations as of the first day of the following month, until the date on which all Obligations have been fully repaid (whether or not this Agreement has heretofore been terminated).

                      3.2.2.6 MISDIRECTED PAYMENT FEE. Borrower shall pay the Misdirected Payment Fee to Lender immediately upon its accrual.

                      3.2.2.7 EARLY TERMINATION PREMIUM. If Borrower terminates this Agreement prior to the end of the Required Minimum Period, Borrower shall pay the Early Termination Premium to Lender on the effective date of such termination. The Early Termination Premium shall be presumed to be the amount of damages sustained by Lender as a result of the early termination and Borrower agrees that it is reasonable under the circumstances currently existing. This premium will be waived if Borrower obtains financing from a commercial bank.

                      3.2.2.8 AUDIT FEE. Borrower shall pay an Audit Fee to Lender in connection with each audit Lender performs or causes to be performed pursuant to Section 7.2.1.2 hereof.

                      3.2.2.9 ADDITIONAL FEES. Borrower shall pay to Lender fees for such services as Lender customarily charges, as set forth in Lender's Standard Fee Schedule, a copy of which will be provided to Borrower on demand. Lender shall have the right to change all or any of such fees upon ten (10) days notice to Borrower.

4. GRANT OF SECURITY INTEREST. To secure the payment and performance in full of all of the Obligations, Borrower hereby grants to Lender a continuing security interest in the Collateral.

5. COLLECTION AND ADMINISTRATION OF ACCOUNTS.

        5.1 COLLECTION.

               5.1.1 MONETARY COLLATERAL. Unless Lender specifically consents in writing that Borrower may collect Monetary Collateral on behalf of and in trust for Lender, Borrower shall, at Borrower's expense and in the manner requested by Lender from time to time, direct that Monetary Collateral be (or, if received by Borrower, shall cause same to be):

                      5.1.1.1 sent to Lender or a post office box designated by or in the name of Lender, or in the name of Borrower, but as to which access is limited solely to Lender. or

                      5.1.1.2 deposited into a bank account maintained in the name of Lender, or a blocked bank account under arrangements with the depository bank under which all funds deposited to such blocked bank account are required to be transferred to Lender. In connection therewith, Borrower shall execute such post office box or blocked bank account agreements as Lender shall specify.

        5.2 ELECTRONIC PROCEEDS OF COLLATERAL. In the event Borrower receives proceeds of Collateral in the form of a wire transfer or other intangible funds transfer mechanism, Borrower shall immediately pay such proceeds to Lender.

        5.3 NOTIFICATIONS, ETC. Lender may, at any time, irrespective of whether an Event of Default has occurred, without notice to or the assent of Borrower:

               5.3.1 notify any entity obligated with respect to any Monetary Collateral (an "Obligated Party"), by means of the letter attached hereto as Exhibit C, the form and substance of which Borrower hereby consents, that the underlying Monetary Collateral has been assigned to Lender by Borrower and that payment thereof is to be made to the order of and directly and solely to Lender; and

               5.3.2 send, or cause to be sent by its designee, written or telephonic requests (which may identify the sender by a pseudonym) for verification of any Monetary Collateral directly to the appropriate Obligated Party or any bailee with respect thereto. At Lender's request, all invoices and statements sent to any Obligated Party or any bailee, shall state that the relevant Monetary Collateral has been assigned to Lender and that any payments in respect thereof are payable directly and solely to Lender.

        5.4 LENDER'S POWERS. Borrower hereby authorizes Lender and any designee of Lender, at Borrower's sole expense, to exercise at any time in Lender's or such designee's discretion, all or any of the following powers, which powers are irrevocable until all of the Obligations have been paid in full:

               5.4.1 receive, take, endorse, negotiate, assign, deliver, accept and deposit, in the name of Lender or Borrower, any and all cash, checks, commercial paper, letters of credit, drafts, remittances and other instruments and documents relating to the Collateral or the proceeds thereof;

               5.4.2 to accept, indorse and deposit on behalf of Borrower any checks tendered by an Account Debtor "in full payment" of its obligation to Borrower. Borrower shall not assert against Lender any claim arising therefrom, irrespective of whether such action by Lender effects an accord and satisfaction of Borrower's claims, under Section 3-311 of the Uniform Commercial Code, or otherwise;

               5.4.3 take or bring, in the name of Lender or Borrower, all steps, actions, suits or proceedings deemed by Lender necessary or desirable to effect collection of or other realization upon any Collateral;

               5.4.4 after an Event of Default, change the address for delivery of mail to Borrower and to receive and open mail addressed to Borrower;

               5.4.5 after an Event of Default, upon any terms and conditions, extend the time of payment of, compromise, or settle for cash, credit, return of merchandise, any and all Monetary Collateral and discharge or release any Obligated Party without affecting any of the Obligations;

               5.4.6 execute in the name of Borrower and file against Borrower in favor of Lender financing statements or amendments with respect to any or all of the Collateral; execute in the name of Borrower and file on behalf of Borrower with such governmental authorities as are appropriate such documents (including, without limitation, applications, certificates, and tax returns) as may be required for purposes of having Borrower qualified to transact business in a particular state or geographic location; and

               5.5 pay any sums necessary to discharge any lien or encumbrance which is senior to Lender's security interest in the Collateral, which sums shall be included as Obligations hereunder, and which sums shall accrue interest at the Default Rate until paid in full.

        5.6 RELEASE. Borrower hereby releases and exculpates Lender, its officers, employees, agents, designees, attorneys, and accountants from any liability arising from any acts under this Agreement or in furtherance thereof, whether of omission or commission, and whether based upon any error of judgment or mistake of law or fact, except for gross negligence or willful misconduct. In no event shall Lender have any liability to Borrower for lost profits or other special or consequential damages.

        5.7 NO AMENDMENTS. After written notice by Lender to Borrower, and automatically, without notice, after an Event of Default, Borrower shall not, without the prior written consent of Lender in each instance:

               5.7.1 grant any extension of time for payment of any Monetary Collateral;

               5.7.2 compromise or settle any Monetary Collateral for less than the full amount thereof;

               5.7.3 release in whole or in part any Obligated Party; or

               5.7.4 grant any credits, discounts, allowances, deductions, return authorizations or the like with respect to any Monetary Collateral.

        5.8 DELIVERY OF COLLATERAL. At such times as Lender may request and in the manner specified by Lender, Borrower shall deliver to Lender or Lender's representative original invoices, agreements, proof of rendition of services and delivery of goods and other documents evidencing or relating to the transactions which gave rise to any of the Collateral, together with customer statements, schedules describing the Monetary Collateral or statements of account and confirmatory assignments to Lender of the Monetary Collateral, in form and substance satisfactory to Lender, and duly executed by Borrower. Without limiting the provisions of any other section of this Agreement, Borrower will promptly notify Lender, in writing, of Borrower's granting of credits, discounts, allowances, deductions, return authorizations or the like with respect to any Monetary Collateral. In no event shall any such schedule or confirmatory assignment (or the absence thereof or omission of any Monetary Collateral therefrom) limit or in any way be construed as a waiver, limitation, or modification of the Liens or rights of Lender or the warranties, representations, and covenants of Borrower under this Agreement. In addition, in the event that any Collateral, including proceeds, is evidenced by or consists of Negotiable Collateral, Borrower shall, immediately upon written request therefor from Lender, endorse and assign such Negotiable Collateral over to Lender and deliver actual physical possession of the Negotiable Collateral to Lender.

        5.9 CONDITIONS PRECEDENT TO ALL ADVANCES. Subject to the other terms and conditions contained herein, Lender's obligation to make any Credit Accommodation available to Borrower is subject to the satisfaction of, or waiver of, immediately prior to or concurrently with the making of such Credit Accommodation, the following conditions precedent:

               5.9.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in the Loan Documents shall be true and correct in all respects on and as of the date of such Advance.

               5.9.2 NO EVENT OF DEFAULT. No Event of Default or event which, with the giving of notice or passage of time would constitute an Event of Default, shall have occurred and be continuing on the date of such Advance.

               5.9.3 PAYMENT OF ALL FEES. Borrower shall have paid to Lender all accrued and unpaid fees and other amounts due and payable hereunder and pursuant to the terms hereof.

               5.9.4 NO INJUNCTIONS, ETC. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the making of such Advance shall have been issued and remain in force by any governmental authority against Borrower or Lender.

6. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender as follows, the truth and accuracy of which, and compliance with which, shall be continuing conditions of the making of any Credit Accommodations:

        6.1 PRIORITY INTEREST. Borrower has good and indefeasible title to the Collateral, free and clear of liens, claims, security interests, or encumbrances, except for Permitted Liens.

        6.2 ELIGIBLE ACCOUNTS. The Eligible Accounts are and will remain bona fide existing obligations created by the sale and delivery of Inventory or the rendition of services to Account Debtors in the ordinary course of Borrower's business, unconditionally owed to Borrower without defenses, disputes, offsets, counterclaims, or rights of return or cancellation. At the time of the creation of an Eligible Account Borrower has not received notice of actual or imminent bankruptcy, insolvency, or material impairment of the financial condition of any applicable Account Debtor regarding such Eligible Account.

        6.3 LOCATION OF COLLATERAL. The Inventory and Equipment are not stored with a bailee, warehouseman, or similar party (without Lender's prior written consent) and are located only at the locations identified on Exhibit D hereto.

        6.4 ACCURATE RECORDS. Borrower now keeps, and hereafter at all times shall keep, correct and accurate records itemizing and describing the kind, type, quality, and quantity of the Inventory, and Borrower's cost therefor.

        6.5 CHIEF EXECUTIVE OFFICE. The chief executive office of Borrower is located at the address indicated in the preamble to this Agreement.

        6.6 BORROWER'S FEDERAL EMPLOYER IDENTIFICATION NUMBER. Borrower's Federal Employer Identification Number is as set forth in Section 1.2 hereof.

        6.7 NO ACTIONS, ETC. There are no actions or proceedings pending by or against Borrower before any court or administrative agency and Borrower does not have knowledge or belief of any pending, threatened, or imminent litigation, governmental investigations, or claims, complaints, actions, or prosecutions involving Borrower or any Guarantor of the Obligations, except for ongoing collection matters in which Borrower is the plaintiff.

        6.8 FINANCIAL STATEMENTS. All financial statements relating to Borrower or any Guarantor of the Obligations that have been delivered by Borrower to Lender have been prepared in accordance with GAAP and fairly present Borrower's (or such Guarantor's, as applicable) financial condition as of the date thereof and Borrower's results of operations for the period then ended. There has not been a material adverse change in the financial condition of Borrower (or such Guarantor, as applicable) since the date of the latest financial statements submitted to Lender on or before the Closing Date.

7. AFFIRMATIVE COVENANTS. Until full payment of the Obligations and termination of this Agreement, Borrower shall:

        7.1 FINANCIAL STATEMENTS, REPORTS AND CERTIFICATIONS. Furnish to Lender, in form and substance satisfactory to Lender:

               7.1.1 ANNUAL FINANCIAL STATEMENTS. As soon as possible after the end of each fiscal year of Borrower, and in any event within Ninety (90) days thereafter:

                      7.1.1.1 a complete copy of Borrower's financial statements, including but not limited to (a) the management letter, if any, (b) the balance sheet as of the close of the fiscal year, and (c) the income statement for such year, together with a statement of cash flows, Audited by a firm of independent certified public accountants of recognized standing and acceptable to Lender; or if permitted by Lender in writing, by Borrower; and

                      7.1.1.2 a statement certified by the chief financial officer of Borrower that Borrower is in compliance with all the terms, conditions, covenants and warranties of this Agreement.

               7.1.2 OTHER FINANCIAL STATEMENTS. No later than Thirty (30) days after the close of each month (an "Accounting Period"), Borrower's balance sheet as of the close of such Accounting Period and its income statement for that portion of the then current fiscal year through the end of such Accounting Period certified by Borrower's chief financial officer as being complete, correct, and fairly representing its financial condition and results of operations.

               7.1.3 TAX RETURNS. Copies of each of Borrower's federal income tax returns, and any amendments thereto, within Fifteen (15) days of the filing thereof with the Internal Revenue Service.

               7.1.4 INVENTORY REPORTS. A listing of all Borrower's Inventory, and any other Collateral specified by Borrower, wherever located, based upon a physical count taken by Borrower every N/A months and whenever requested by Lender.

        7.2 INSPECTIONS.

               7.2.1 Permit Lender or any representatives thereof, during usual business hours, without notice to Borrower, to periodically:

                      7.2.1.1 have access to all premises where Collateral is located for the purposes of inspecting (and removing, if after the occurrence of an Event of Default) any of the Collateral, including Borrower's books and records; and

                      7.2.1.2 permit Lender or its designees to inspect, audit, make copies of, and make extracts from Borrower's Books as Lender may request.

               7.2.2 Without expense to Lender, Lender may use any of Borrower's personnel, equipment, including computer equipment, programs, printed output and computer readable media, supplies and premises for the collection of accounts and realization on other Collateral as lender, in its sole discretion, deems appropriate.

               7.2.3 Borrower hereby irrevocably authorizes all accountants and third parties, in the form attached hereto as Exhibit E, to disclose and deliver to Lender at Borrower's expense, all financial information, books and records, work papers, management reports and other information in their possession relating to Borrower. In addition to the foregoing, Borrower hereby permits Lender at any time to access electronically information concerning any accounts maintained by Borrower with any bank or other financial institution so long as such access is in furtherance of, or to monitor compliance with, the terms of this Agreement.

        7.3 EXPENSES.

               7.3.1 GENERALLY. Pay all reasonable out-of-pocket expenses of Lender (including, but not limited to, fees and disbursements of Lender's counsel) incident to (whether by judicial proceedings or otherwise, and whether any resulting dispute resolution procedure involving tort, contract or other claims):

                      7.3.1.1 the preparation, negotiation, execution, administration and enforcement of the Loan Documents, any amendments, extensions and renewals thereof, and any other documents prepared in connection with any transactions between Borrower and Lender, whether or not executed;

                      7.3.1.2 any expenses incurred by Lender (whether or not for the benefit of Borrower) under this Agreement, including, without limitation, all expenses for postage relating to the mailing of statements, invoices, and verifications, and all expenses relating to any audits of all or any portion of the Collateral;

                      7.3.1.3 the protection of Lender's rights under the Loan Documents;

                      7.3.1.4 defending against any and all claims against Lender relating to any of its acts of commission or omission directly or indirectly relating to the Loan Documents;

                      7.3.1.5 or in any way arising out of a bankruptcy proceeding commenced by or against Borrower, including but not limited to expenses incurred in enforcing or defending Lender's claims against Borrower or the Collateral, defending any avoidance actions, and expenses related to the administration of said proceeding.

               7.3.2 INDEMNIFICATION. Indemnify and save Lender harmless from any and all liability with respect to any stamp or other taxes (other than transfer or income taxes) which may be determined to be payable in connection with the execution of the Loan Documents or any action of Lender with respect to the Collateral, including, without limitation, the transfer of the Collateral to Lender's name or that of Lender's nominee or any purchaser at a foreclosure sale.

        7.4 COSTS AND EXPENSES - ENFORCEMENT OF JUDGMENTS. Reimburse Lender for all costs and expenses, including attorneys' fees, which Lender incurs in enforcing any judgment rendered in connection with this Agreement. This provision is severable from all other provisions hereof and shall survive, and not be deemed merged into, such judgment.

        7.5 TAXES AND EXPENSES REGARDING BORROWER'S ASSETS.

               7.5.1 Make timely payment or deposit of all taxes, assessments or contributions required of Borrower. If Borrower fails to make any such payment or deposit or furnish proof of such payment immediately upon Lender's request, Lender may, in its sole discretion and without notice to Borrower:

                      7.5.1.1 make payment of the same or any part thereof; or

                      7.5.1.2 set up such reserves against the Obligations as Lender deems necessary to satisfy the liability therefore, or both.

               7.5.2 Lender may conclusively rely on statements of the amount owing or other official statements issued by the appropriate governmental agency. Any payment made by Lender shall constitute neither:

                      7.5.2.1 an agreement by Lender to make similar payments in the future; nor

                      7.5.2.2 a waiver by Lender of any default under the Loan Documents. Lender need not inquire into, nor contest the validity of, any expense, tax, security interest, encumbrance or lien, and the receipt of the usual official notice requiring the payment thereof shall be conclusive evidence that the same was validly due and owing.

        7.6 LOCATION OF COLLATERAL. Give Lender written notice immediately upon forming an intention to change the location of its chief place of business or any of the Collateral.

        7.7 CHANGE IN NAME. Give Lender written notice immediately upon forming an intention to change its name, or form of business organization, or merge with another entity.

        7.8 INSURANCE. At all times maintain, with financially sound and reputable insurers, casualty insurance with respect to the Collateral and other assets. All such insurance policies shall be in such form, substance, amounts and coverage as may be satisfactory to Lender and shall provide for thirty (30) days prior written notice to Lender of cancellation or reduction of coverage. Borrower hereby irrevocably authorizes Lender and any designee of Lender to obtain at Borrower's expense, and, after an Event of Default, to adjust or settle any claim or other matter under or arising pursuant to such insurance or to amend or cancel such insurance. Borrower shall deliver to Lender evidence of such insurance and a Lender's loss payable endorsement naming Lender as loss payee as to all existing and future insurance policies relating to the Collateral. Borrower shall deliver to Lender, in kind, all instruments representing proceeds of insurance received by Borrower. Lender may apply any and all insurance proceeds received at any time to the cost of repairs to or replacement of any portion of the Collateral or, at Lender's option, to the payment of or as security for any of the Obligations, whether or not due, in any order or manner as Lender determines.

8. NEGATIVE COVENANTS. Until full payment of the Obligations and termination of this Agreement, Borrower will not:

        8.1 LIENS AND ENCUMBRANCES. Create, incur, assume, or permit to exist, directly or indirectly, any lien on or with respect to any of its property or assets, of any kind, whether now owned or hereafter acquired, or any income or profits therefrom, except for Permitted Liens.

        8.2 MERGERS, ETC. Enter into any acquisition, merger, consolidation, reorganization, or recapitalization, or reclassify its capital stock, or liquidate, wind up, or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, assign, lease, transfer, or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its business, property, or assets, whether now owned or hereafter acquired, or acquire by purchase or otherwise all or substantially all of the properties, assets, stock, or other evidence of beneficial ownership of any entity.

        8.3 TRANSFER OF ASSETS. Enter into any transaction not in the ordinary and usual course of Borrower's business, including the sale, lease, or other disposition of, moving, relocation, or transfer, whether by sale or otherwise, of any of Borrower's properties, assets (other than sales of Inventory to buyers in the ordinary course of Borrower's business as currently conducted).

        8.4 CHANGE OF NAME. Change Borrower's name, Federal Employer Identification Number, business structure, or identity, or add any new fictitious name.

        8.5 SUSPENSION OF BUSINESS. Suspend or go out of a substantial portion of its business.

        8.6 CHIEF EXECUTIVE OFFICE. Without thirty (30) days prior written notification to Lender, relocate its chief executive office to a new location and so long as, at the time of such written notification, Borrower provides any financing statements or fixture filings necessary to perfect and continue perfected Lender's security interests and also provides to Lender a landlord's waiver in form and substance satisfactory to Lender. The Inventory and Equipment shall not at any time now or hereafter be stored with a bailee, warehouseman, or similar party without Lender's prior written consent.

        8.7 FINANCIAL COVENANTS.

               8.7.1 TANGIBLE NET WORTH. Permit its tangible net worth at any time to be less than N/A; or

               8.7.2 DEBT-TO WORTH RATIO. Permit the ratio of its aggregate debt to tangible net worth at any time to be greater than N/A.

9. EVENTS OF DEFAULT. Each of the following events or conditions shall constitute an "Event of Default":

        9.1 Borrower defaults in the payment or performance of any Obligations when due, whether at maturity, upon acceleration, or otherwise;

        9.2 Borrower is in default with respect to the Loan Documents;

        9.3 The Obligations at any time exceed the Allowable Amount;

        9.4 Borrower or any Guarantor fails to pay any indebtedness for borrowed funds when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) or fails to perform or observe any term, covenant, or condition of any agreement relating to any such indebtedness, if the effect of such failure to perform or observe is the acceleration of the maturity of such indebtedness, whether or not such failure is waived by the obligee of such indebtedness; or any such indebtedness is declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof;

        9.5 An order for relief is entered against any Obligor by any United States Bankruptcy Court; or any Obligor does not generally pay its debts as they become due (within the meaning of 11 U.S.C. 303(h) as at any time amended, or any successor statute thereto); or any Obligor makes an assignment for the benefit of creditors; or any Obligor applies for or consents to the appointment of a custodian, receiver, trustee, or similar officer for it or for all or any substantial part of its assets, or such custodian, receiver, trustee, or similar officer is appointed without the application or consent of any Obligor; or any Obligor institutes (by petition, application, answer, consent, or otherwise) any bankruptcy, insolvency, reorganization, moratorium, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it under the laws of any jurisdiction; or any such proceeding shall be instituted (by petition, application, or otherwise) against any Obligor; or any judgment, writ, warrant of attachment, execution, or similar process shall be issued or levied against a substantial portion of the property of any Obligor;

        9.6 An adverse change occurs with respect to the financial condition or operations of Borrower which results in a material impairment of the prospect of repayment of the Obligations;

        9.7 A sale, hypothecation, assignment or other disposition is made of twenty (20%) percent or more of the beneficial interest in any class of voting stock of Borrower;

        9.8 Any Guarantor fails to perform or observe any of such Guarantor's obligations under any Guaranty, or shall notify Lender of its intention to rescind, modify, terminate or revoke the Guaranty with respect to future transactions, or the Guaranty shall cease to be in full force and effect for any reason whatever;

        9.9 Any Subordinating Creditor fails to perform or observe any of such Subordinating Creditor's obligations under any Subordination Agreement, or notifies Lender of the Subordinating Creditor's intention to rescind, modify, terminate or revoke the Subordination Agreement with respect to future transactions, or the Subordination Agreement ceases to be in full force and effect for nay reason whatsoever;

        9.10 Any of the Key Employees fails to devote one hundred (100%) percent of their efforts in furtherance of the business affairs of Borrower for any one month, or ceases to be employed by Borrower; or

        9.11 Any provision of this Agreement or any of the Loan Documents ceases, for any reason, to be valid and binding on Borrower.

        9.12 A court determines Borrower does not have rights in any of the Collateral.

10. REMEDIES.

        10.1 Upon the occurrence of any Event of Default (other than an Event of Default arising under Section 9.5 hereof), at Lender's option:

               10.1.1 Lender may declare this Agreement and all of Lender's obligations hereunder terminated;

               10.1.2 Lender may declare all Obligations to be immediately due and payable, without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived by Borrower;

               10.1.3 all Obligations shall accrue interest at the Default Rate; and

               10.1.4 Lender may, immediately and without expiration of any period of grace, enforce payment of all Obligations and exercise any and all other remedies granted to it under the Loan Documents, at law, in equity, or otherwise.

               10.1.5 Lender may further develop, modify, sell or assign all or any portion of the Collateral hereunder.

        10.2 Upon the occurrence of an Event of Default arising under Section
9.5 hereof:

               10.2.1 all Lender's obligations hereunder shall automatically terminate;

               10.2.2 all Obligations to be immediately due and payable, without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived by Borrower;

               10.2.3 all Obligations shall accrue interest at the Default Rate; and

               10.2.4 Lender may, immediately and without expiration of any period of grace, enforce payment of all Obligations and exercise any and all other remedies granted to it under the Loan Documents, at law, in equity, or otherwise.

        10.3 BORROWER WAIVES ANY REQUIREMENTS THAT LENDER INFORM BORROWER BY AFFIRMATIVE ACT OR OTHERWISE OF ANY ACCELERATION OF BORROWER'S OBLIGATIONS HEREUNDER. FURTHER, LENDER'S FAILURE TO CHARGE OR ACCRUE INTEREST OR FEES AT ANY "DEFAULT" OR "PAST DUE" RATE SHALL NOT BE DEEMED A WAIVER BY LENDER OF ITS CLAIM THERETO.

11. TERMINATION.

        11.1 This Agreement shall become effective upon the execution and delivery hereof by Borrower and Lender and shall continue in full force and effect for one (1) year from the date hereof, and shall be further annually extended automatically unless Borrower gives Lender written notice of its intention to terminate at least sixty (60) days prior to each such anniversary, or Lender gives the Borrower at least ten (10) days notice prior to each anniversary, whereupon this Agreement shall terminate on said anniversary.

        11.2 Upon the effective date of termination of this Agreement, the unpaid balance of the Obligations shall be due and payable without demand or notice.

12. REVOCATION OF BORROWER'S RIGHT TO SELL INVENTORY FREE AND CLEAR OF LENDER'S SECURITY INTEREST. Lender may, upon the occurrence of an Event of Default, revoke Borrower's right to sell Inventory free and clear of Lender's security interest therein.

13. NO LIEN TERMINATION WITHOUT RELEASE. In recognition of Lender's right to have all its attorneys' fees and other expenses incurred in connection with this Agreement secured by the Collateral, notwithstanding payment in full of all Obligations by Borrower, Lender shall not be required to record any terminations or satisfactions of any of its liens on the Collateral unless and until Borrower and all Guarantors have executed and delivered to Lender general releases in a form reasonably acceptable to Lender. Borrower understands that this provision constitutes a waiver of its rights under Section 9-404 of the UCC.

14. DISCLAIMER FOR NEGLIGENCE. Lender shall not be liable for any claims, demands, losses or damages made, claimed or suffered by Borrower, except such as may arise through or could be caused by Lender's gross negligence or willful misconduct.

15. LIMITATION OF CONSEQUENTIAL DAMAGE. Lender shall not be responsible for any lost profits of Borrower arising from any breach of contract, tort (excluding the Lender's gross negligence or willful misconduct), or any other wrong arising from the establishment, administration or collection of the Obligations.

16. ACCOUNT STATED. Lender shall render to Borrower a statement setting forth the transactions arising hereunder. Each statement shall be considered correct and binding upon Borrower, absent manifest error, as an account stated, except to the extent that Lender receives, within thirty (30) days after the mailing of such statement, written notice from Borrower of any specific exceptions by Borrower to that statement.

17. RETENTION OF RECORDS. Lender shall retain any documents, schedules, invoices or other papers delivered by Borrower only for such period as Lender, at its sole discretion, may determine necessary, after which time Lender may destroy such records without notice to or consent from Borrower.

18. NOTICES TO THIRD PARTIES. Lender shall have the right at any time to give any Guarantor or Subordinating Creditor notice of any fact or event relating to this Agreement, as Lender may deem necessary or desirable in Lender's sole discretion, including, without limitation, Borrower's financial condition. Borrower shall provide to each Guarantor and Subordinating Creditor a copy of each notice, statement or report required to be given to Lender under any of the paragraphs of this section.

19. INFORMATION TO PARTICIPANTS. Lender may furnish any financial or other information concerning Borrower, or any of its subsidiaries, heretofore or hereafter provided by Borrower to Lender, pursuant to this Agreement or otherwise, to any prospective or actual purchaser of any participation or other interest in any loans made by Lender to Borrower (whether under this Agreement or otherwise), or to any prospective purchaser of any securities issued or to be issued by Lender.

20. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding among and between the parties hereto, and supersedes all prior or contemporaneous agreements and understandings between said parties, verbal or written, express or implied, relating to the subject matter hereof. No promises of any kind have been made by Lender or any third party to induce Borrower to execute this Agreement. No course of dealing, course of performance or trade usage, and no parol evidence of any nature, shall be used to supplement or modify any terms of this Agreement.

21. MISCELLANEOUS.

        21.1 NOTICES.

               21.1.1 All notices required to be given to any entity other than Lender shall be deemed given upon the first to occur of:

                      21.1.1.1 deposit thereof in a receptacle under the control of the United States Postal Service;

                      21.1.1.2 transmittal by electronic means to a receiver under the control of such entity; or

                      21.1.1.3 actual receipt by such party or an employee or agent of such entity.

               21.1.2 All notices required to be given to Lender hereunder shall be deemed given upon actual receipt by a responsible officer of Lender. For the purposes hereof, notices hereunder shall be sent to the following addresses, or to such other addresses as each such entity may in writing hereafter indicate:


                      BORROWER

                      Nutraceutix, Inc.

ADDRESS:              8340 154th Avenue N. E.

                      Redmond, WA  98052-3864

                      Telephone Number: (425) 883-9518
                      Telefacsimile Number: (425) 869-1020
                      Attention: Steven Moger


                      LENDER


ADDRESS:              14205 S.E. 36th Street, Suite 350
                      Bellevue, Washington 98006
                      Telephone Number:  (425) 747-9090
                      Telefacsimile Number: (425) 747-1404
                      Attention:  Mr. Thomas E. Cleveland


        21.2 SURVIVAL. All representations, warranties and agreements herein contained shall be effective so long as any portion of this Agreement remains executory.

        21.3 AMENDMENT AND WAIVER. Neither this Agreement nor any provisions hereof may be changed, waived, discharged or terminated, nor may any consent to the departure from the terms hereof be given, orally (even if supported by new consideration), but only by an instrument in writing signed by all parties to this Agreement. Any waiver or consent so given shall be effective only in the specific instance and for the specific purpose for which given.

        21.4 NO WAIVER. No failure to exercise and no delay in exercising any right, power, or remedy hereunder shall impair any right, power, or remedy which Lender may have, nor shall any such delay be construed to be a waiver of any of such rights, powers, or remedies, or any acquiescence in any breach or default hereunder; nor shall any waiver by Lender of any breach or default by Borrower hereunder be deemed a waiver of any default or breach subsequently occurring. All rights and remedies granted to Lender hereunder shall remain in full force and effect notwithstanding any single or partial exercise of, or any discontinuance of action begun to enforce, any such right or remedy. The rights and remedies specified herein are cumulative and not exclusive of each other or of any rights or remedies which Lender would otherwise have. Any waiver, permit, consent or approval by Lender of any breach or default hereunder must be in writing and shall be effective only to the extent set forth in such writing and only as to that specific instance.

        21.5 CHOICE OF LAW. This Agreement and all transactions contemplated hereunder and/or evidenced hereby shall be governed by, construed under, and enforced in accordance with the internal laws of the State of Washington.

        21.6 WAIVER OF STATUTE OF LIMITATIONS. Borrower waives the pleading of any statute of limitations with respect to any and all actions in connection herewith. To the extent that Borrower may now or in the future have any claim against Lender, arising out of this Agreement or the transaction contemplated herein whether in contract or tort or otherwise, Borrower must assert such claim within one year of it accruing. Failure to assert such claim within one year shall constitute a waiver thereof. Borrower agrees that such period is reasonable and sufficient for it to investigate and act upon the claim. This Section shall survive any termination of this Agreement. A copy of the waiver may be filed as a written consent in any judicial proceeding.

        21.7 VENUE. The parties agree that any suit, action or proceeding arising out of the subject matter hereof, or the interpretation, performance or breach of this Agreement, shall, if Lender so elects, be instituted in the United States District Court for the Western District of Washington or any court of the State of Washington located in King County (the "Acceptable Forums"), each party agrees that the Acceptable Forums are convenient to it, and each party irrevocably submits to the jurisdiction of the Acceptable Forums, irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement, and waives any and all objections to jurisdiction or venue that it may have under the laws of the State of Washington or otherwise in those courts in any such suit, action or proceeding. Should such proceeding be initiated in any other forum, Borrower waives any right to oppose any motion or application made by Lender as a consequence of such proceeding having been commenced in a forum other than an Acceptable Forum.

        21.8 WAIVER OF TRIAL BY JURY. IN RECOGNITION OF THE HIGHER COSTS AND DELAY WHICH MAY RESULT FROM A JURY TRIAL, THE PARTIES HERETO WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING HEREUNDER, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY FURTHER WAIVES ANY RIGHT TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

        21.9 COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all signatures were upon the same instrument. Delivery of an executed counterpart of the signature page to this Agreement by telefacsimile shall be effective as delivery of a manually executed counterpart of this Agreement, and any party delivering such an executed counterpart of the signature page to this Agreement by telefacsimile to any other party shall thereafter also promptly deliver a manually executed counterpart of this Agreement to such other party, provided that the failure to deliver such manually executed counterpart shall not affect the validity, enforceability, or binding effect of this Agreement.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

--------------------------------------------------------------------------------

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

--------------------------------------------------------------------------------


BORROWER:                               Nutraceutix, Inc.


                                        By:
                                               ---------------------------------

                                        Name:
                                               ---------------------------------

                                        Title:
                                               ---------------------------------


LENDER:                                 ACCESS BUSINESS FINANCE, LLC


                                        By:
                                               ---------------------------------

                                        Name:
                                               ---------------------------------

                                        Title:
                                               ---------------------------------